Exhibit 10.8

EXECUTION COPY

NEITHER THIS AGREEMENT NOR THE SECURITIES ISSUED PURSUANT TO THIS AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR OTHER SIMILAR SECURITIES LAW.

RESTRICTED STOCK AWARD AGREEMENT

THIS AWARD AGREEMENT (the “Award Agreement”), is made effective as of                      (the “Grant Date”) between Remy International, Inc., a Delaware corporation (the “Company”), and                              (the “Board Member”).

WHEREAS, the Board Member has agreed to serve as Member of the Board for the Company;

WHEREAS, the Company has agreed to compensate the Board Member for such service;

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Award. Subject to the provisions of this Award Agreement, the Company hereby grants to the Board Member, for valid consideration in excess of the aggregate par value of the Common Stock granted to the Board Member,                     shares (the “Shares”) of common stock of the Company, .001 par value (“Common Stock”), which shall be subject to the restrictions and conditions set forth herein (the “Restricted Stock”).

2. Vesting Schedule. Unless previously vested or forfeited in accordance with the provisions of this Award Agreement or as mutually agreed upon by the Board of Directors of the Company (the “Board”) and the Board Member, the Restricted Stock shall vest and as follows: fifty percent (50%) of the Restricted Stock shall vest on each of the first and second anniversaries of the Grant Date (each such date, a “Vesting Date”); provided, however, the Board Member remains as a Member of the Board of Directors through each such Vesting Date and otherwise satisfies the terms of this Award Agreement.

3. Termination. If the Board Member’s service as a Board Member is terminated by reason of the Board Member’s death or disability, all Restricted Stock shall automatically vest as of the date of such termination. If the Board Member resigns or refuses to stand for election to the Board, all unvested Restricted Stock will be canceled and forfeited without consideration as of the date of such termination as a Board Member. The Company shall have the right (but not the obligation) during the period beginning on the date of such termination of Board Service and ending on the one hundred and eightieth (180th) day thereafter to purchase from the Board Member all vested Restricted Stock at current fair market value, as determined by the Board in its reasonable and good faith discretion; provided, however, that such right of the Company to purchase such Shares shall immediately lapse and be of no further force or effect to the extent that any such call right or other similar right lapses with respect to all other Board Members.

4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of shares or other corporate exchange, or any distribution to stockholders of Common Stock other than regular cash dividends or any transaction similar to the foregoing, the Compensation Committee of the Board (the “Committee”) shall make such equitable substitution or adjustment as it deems to be appropriate regarding the number or kind of Shares or other securities issued pursuant to this Agreement or any other affected terms of the Restricted Stock.

5. Change in Control. In the event of a Change in Control, any outstanding unvested Shares of Restricted Stock shall immediately vest. For purposes of this Award Agreement “Change in Control” shall have the same meaning as under the Company’s Amended and Restated Annual Incentive Bonus Plan.

6. Nontransferability of Restricted Stock.

(a) Escrow. The Board Member shall deposit all of the unvested Restricted Stock (“Unvested Shares”) with the Company to hold until the Restricted Stock become vested, at which time such vested Shares shall no longer constitute Unvested Shares. The Board Member shall execute and deliver to the Company, concurrently with the execution of this Award Agreement, blank stock powers for use in connection with the transfer to the Company or its designee of Unvested Shares that do not become vested. The Company will deliver to the Board Member the Stock Certificate for the Shares that become vested upon vesting of such Restricted Stock. The Board Member shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Unvested Shares except as may be permitted by this Award Agreement.

(b) The Permitted Transferee Shares may not be assigned or transferred without consent of the Company except (i) by last will and testament, the laws of descent and distribution; or (ii) pursuant to a domestic relations order. Restricted Stock that has vested may not be assigned or transferred except (i) by last will and testament, the laws of descent and distribution; (ii) pursuant to a domestic relations order; (iii) to a participant’s family member; (iv) to one or more trusts established in whole or in part for the benefit of one or more of such family members; or (v) to one or more entities which are beneficially owned in whole or in part by one or more such family members (collectively, “Permitted Transferees”). Any Shares transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Board Member.

(c) Securities Law Restrictions. Regardless of whether the Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(d) Market Stand-Off. If an underwritten public offering or a secondary offering by the Company of its equity securities occurs pursuant to an effective registration statement filed under the Securities Act, the Board Member shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Restricted Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be reasonably requested by the Company or such underwriters (the “Market Stand-Off”) and as applicable to other similarly situated holders of Common Stock. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Restricted Stock until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

(e) Noncomplying Transfers Invalid. Any attempted transfer of the Shares without the consent of the Company which is not in full compliance with this Section 6 shall be null and void ab initio, and of no force or effect.

(f) Stop-Transfer Instructions. The Board Member agrees that, to ensure compliance with the restrictions imposed by this Award Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(g) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

7. Rights as a Stockholder. The Board Member shall have, with respect to the Restricted Stock, all the rights of a stockholder of the Company, including, if applicable, the right to vote the Restricted Stock and to receive any cash dividends, as well as any registration, “tag-along,” “drag-along” rights of any other stockholder, subject to the restrictions set forth in this Award Agreement.

8. Dividends and Distributions. Any shares of Common Stock or other securities of the Company received by the Board Member as a result of a distribution to holders of Restricted Stock or as a dividend on the Restricted Stock shall be subject to the same restrictions as such Restricted Stock, and all references to Restricted Stock and to Shares hereunder shall be deemed to include such shares or other securities.

9. Legend on Certificates. The Committee may cause a legend or legends to be put on certificates representing the Shares covered by the award of Restricted Stock to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists such Shares, and any applicable federal or state laws, including the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

10. No Entitlements.

(a) No Right to Continued Employment. This Award shall be construed as guaranteeing the Board Member’s right to continue as a Board Member of the Company during any period (including without limitation the period between the Grant Date and the applicable Vesting Date in accordance with Section 2).

(b) No Right to Future Awards. This award of Restricted Stock is discretionary. This award does not confer on the Board Member any right or entitlement to receive another award of Restricted Stock or any other equity-based award at any time in the future or in respect of any future period.

(c) No Effect on Future Board Compensation. The Company has made this award of Restricted Stock to the Board Member in its sole discretion. This award does not confer on the Board Member any right or entitlement to receive compensation in any specific amount for any future fiscal year, and does not diminish in any way the Company’s discretion to determine the amount, if any, of the Board Member’s compensation.

11. Taxes and Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Board Member for applicable income tax purposes with respect to the Restricted Stock, the Board Member shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled in shares of Common Stock, including shares that are part of the award that gives rise to the withholding requirement. The obligation of the Company under this Award Agreement shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Board Member.

12. Securities Laws. The issuance and transfer of the Shares shall be subject to compliance by the Company and the Board Member with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or other trading market on which the Common Stock may be listed at the time of such issuance or transfer. The Board Member understands that the Company is under no obligation to register or qualify the Restricted Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange or other trading market to effect such compliance. In connection with the grant or vesting of the Restricted Stock, the Board Member will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Award Agreement. In addition, the Board Member hereby makes the following representations:

(a) The Board Member is acquiring the Shares of Restricted Stock for his own account for investment purposes only and not with a view towards distribution.

(b) The Board Member understands that the Shares of Restricted Stock have not been registered under the Securities Act or under any state securities laws and therefore he cannot dispose of any of the Restricted Stock unless and until such Shares are subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available.

(c) The Board Member understands that Rule 144 promulgated under the Securities Act may indefinitely restrict transfer of the Restricted Stock so long as the Board Member remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

13. Miscellaneous Provisions.

(a) Notices. Any notice necessary under this Award Agreement shall be addressed to the Company in care of its General Counsel at the principal executive office of the Company at 600 Corporation Drive, Pendleton, IN 46064 and to the Board Member at the address appearing in the records of the Company for the Board Member or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

(b) Headings. The headings of sections and subsections are included solely for convenience of reference and shall not affect the meaning of the provisions of this Award Agreement.

(c) Counterparts. This Award Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

(d) Entire Agreement. This Award Agreement constitute the entire agreement between the parties hereto with regard to the subject matter hereof. They supersede all other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

14. Amendment. The terms of the Award Agreement may not be altered or amended in any manner that would impair the rights of the Board Member hereunder except by a written instrument signed by the Company and the Board Member.

(a) Successor. Except as otherwise provided herein, this Award Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company, and to any Permitted Transferee pursuant to Section 6(b).

(b) Choice of Law. Except as to matters of federal law, this Award Agreement and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its conflict of law rules).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

REMY INTERNATIONAL, INC.

By:
John H. Weber

Agreed and acknowledged as of the date first above written: